UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 27, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


         DELAWARE                      0-18121                 36-3664868
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

 55TH STREET & HOLMES AVENUE                                      60514
  CLARENDON HILLS, ILLINOIS                                    (Zip Code)
    (Address of principal
      executive offices)

        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)



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Item 9.  Regulation FD Disclosure
         ------------------------

         On November 27, 2002, MAF Bancorp, Inc. ("MAF") issued a press release announcing its participation in the Lehman Brothers Financial Services Conference to be held in New York, New York on December 2, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                     Chief Financial Officer

Date:  November 27, 2002

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                                INDEX TO EXHIBITS
                                -----------------

Exhibits
--------

Exhibit 99.1      Press Release dated November 27, 2002.

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